Exhibit 99.2

This presentation and other written or oral statements made from time to time by representatives of Crown Electrokinetics may co ntain "forward - looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. For war d - looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "as sumes." "projects," "anticipates." "estimates." "We believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Forward - looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are sub jec t to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expr ess ed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticip ate d, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a c ontinued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the abilit y t o protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product de vel opment; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o p redict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities law of the Un ite d States, we do not intend to update any of the forward - looking statement to conform these statements to actual results. All forecasts are provided by management in this presentation and are based on information available to us at this time and m ana gement expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financ ial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. This overview is delivered sol ely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any j uri sdiction. The information herein is based on data obtained from sources believed to be reliable. Safe Harbor Statement Page 1

• Crown will now offer two products to its customer base: 1.) Smart Window Inserts; and 2.) Distributed Antenna Systems (DAS) • The team from Amerigen 7 (now called Crown Fiber Optics) is an expert in both designing and installing Distributed Antenna Systems (DAS) for buildings, hospitals, airports, and stadiums • The team from Amerigen 7 is also an expert in constructing fiber optic networks • Included in the asset purchase is the Prime Contract for Charter Communications in Wisconsin, Michigan, Indiana, Ohio and Pennsylvania • Crown Fiber Optics is expected to immediately commence work on a signed purchase order for $67 million project in Ohio; constructing the fiber optic network for Charter Communications • Crown entered into an Asset Purchase Agreement on January 3, 2023 and paid $645K in cash for substantially all of the assets of Amerigen 7 A New Path Forward: Crown Acquires Assets of Amerigen 7 Page 2

Acquisition is expected to add revenue of approximately $30 million and EBITDA of $10 million in 2023 Increased Product Offering and Immediate Revenue Generation Page 3

• Crown’s customers have expressed a problem with 5G cellular signals penetrating their building’s exterior – a Distributed Antenna System (DAS) is the industry’s preferred solution • Crown’s customers have a need to install a DAS in their buildings to increase the 5G cellular signals for their tenants • Crown will now offer both Smart Window Inserts and DAS to US Office buildings • In addition, Crown Fiber Optics will generate immediate revenue by executing on its prime contract with Charter Communications to buildout their fiber optic network • Crown Fiber Optics ongoing projects is expected to create revenue and earnings growth for many years Transaction Rationale: Why Did Crown Buy Amerigen 7 Assets? Page 4

Crown will hire Amerigen 7 team and will continue their fiber optic buildout for Charter Communications in Michigan Revenue Generation: Fiber Optic Construction Crown Fiber Optics has a signed $67M purchase order from Charter Communications to buildout their fiber optic network in Ohio Crown expects that the Fiber Optics division could generate approximately $30 million of revenue in calendar 2023 and generate EBITDA of $10 million in the same period Page 5

The Basics: How A DAS Works A DAS is a network of antennas that sends and receives cellular signals on a carrier’s licensed frequencies, thereby improving voice and data connectivity for end - users. In its most simplified form, a DAS has two basic components: 1 - A signal source A Distributed Antenna System, as the name implies, “distributes” signal. But it generally doesn’t generate the cellular signal itself. A DAS needs to be fed signal from somewhere. Whether it's 4G LTE or 5G, the typical signal sources are: off - air (via an antenna on the roof), an on - site BTS (Base Transceiver Station), and finally the newest approach: small cells. 2 - Distribution system Once received, the cellular signal must be distributed throughout the building. There are four main types of distribution systems: active (using fiber optic or ethernet cable), passive, hybrid, and digital. What is a DAS? (Distributed Antenna System) Page 6

DAS Market and Statistics The global Distributed Antenna System (DAS) market was valued at USD 8.75 billion in 2021 and is expected to grow at a CAGR of 6.4% during the forecast period. Increasing mobile data traffic, a huge group of connected devices as a result of the Internet of Things (IoT), growing preference for extended internet connectivity and undisrupted connectivity, and increased construction activities related to modern and sustainable notions are some of the factors responsible for the growth of the distributed antenna system (DAS) markets. Market and Industry Analysis Growth Drivers The rising demand for mobile data traffic and the important requirement for 5G worldwide are propelling the development of the distributed antenna system (DAS) market. The growing number of cellular network subscribers has necessitated the expansion of macrocell implementations. As per the "Cisco Visual Networking Report," by 2023, nearly two - thirds of the global population is projected to have proper internet access. By 2023, there will be 5.3 Bn internet users (66% of the global population), up from 3.9 Bn (51 percent of the world's population) in 2018. Page 7

Leonardo Perez has successfully built over 50 DAS projects for T - Mobile, Crown Castle, Verizon, Sprint and AT&T. Many projects w ere in Colorado, Texas, New Mexico, Utah and Las Vegas. William Beaumont Army Medical Center - Texas, 2021 (DAS) Facebook Meta Data Center, Los Lunas - New Mexico, 2021 (DAS) Presbyterian Hospital – Albuquerque, 2017, (DAS) Salt Lake City Airport – Utah, 2020, (DAS). 4 - billion - dollar upgrade Amerigen 7 Team – Completed Over 50 DAS Projects Page 8

Ebay, Salt Lake City, Draper, (DAS) Texas Medical Center (ODAS, IDAS, Small Cells) Las Vegas, Nevada (DAS) Denver, Colorado (DAS, Small Cell and Metro Gig E Fiber Builds) Continued: Completed Over 50 DAS Projects Page 9

T - Mobile Offices – Las Vegas and New Mexico, 2018 and 2021 Cielo Vista Mall – El Paso Texas, 2021 Fort Bliss – El Paso Texas, 2020 White Sands Military Base – New Mexico, 2020 Verizon Offices – Manhattan and Wall Street locations, 2016 College Station – Texas A&M University, 2014 Additional Distributed Antenna System Installations Toyota Center Houston – Houston Texas, 2014 Minute Maid Park – Houston Texas, 2014 Cinco Ranch – Houston Texas, 2014 Rocky Stadium – Denver Colorado, 2013 Pepsi Center – Denver Colorado, 2013 Holloman Air Force Base – New Mexico, 2012 Cannon Air Force Base – New Mexico, 2010 Page 10

Contact Page 11